   SCHWAB EQUITY INDEX FUNDS

                                                               SCHWAB FUNDS LOGO

   Prospectus

   February 28, 2005
   As Amended September 1, 2005

   - Schwab S&P 500 Index Fund
     (formerly Schwab S&P 500 Fund)
   - Schwab 1000 Index(R) Fund
     (formerly Schwab 1000 Fund(R))
   - Schwab Small-Cap Index Fund(R)
   - Schwab Total Stock Market Index Fund(R)
   - Schwab International Index Fund(R)

As with all mutual funds, the Securities
and Exchange Commission (SEC) has not
approved these securities or passed on
whether the information in this prospectus
is adequate and accurate. Anyone who
indicates otherwise is committing a
federal crime.                                             [CHARLES SCHWAB LOGO]

SCHWAB EQUITY INDEX FUNDS


       ABOUT THE FUNDS

          SCHWAB S&P 500 INDEX FUND................................    2

          SCHWAB 1000 INDEX(R) Fund................................    8

          Schwab Small-Cap Index Fund(R)...........................   12

          Schwab Total Stock Market Index Fund(R)..................   16

          Schwab International Index Fund(R).......................   21

          Fund management..........................................   25

       INVESTING IN THE FUNDS

          BUYING SHARES............................................   28

          SELLING/EXCHANGING SHARES................................   30

          TRANSACTION POLICIES.....................................   31

          DISTRIBUTIONS AND TAXES..................................   35

                  ABOUT THE FUNDS

                  The funds in this prospectus are index funds and share the same basic investment strategy: They are designed to track the performance of a stock market index. Each fund tracks a different index.

                  This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of choosing investments for the fund based on portfolio management's judgment, an index is used to determine which securities the fund should own.

                  Because the composition of an index tends to be comparatively stable, index funds historically have shown low portfolio turnover compared to actively managed funds.

                  The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB S&P 500 INDEX FUND
Ticker symbols   Investor Shares: SWPIX   Select Shares(R): SWPPX   e.Shares(R):
SWPEX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE S&P 500(R) INDEX.

LARGE-CAP STOCKS

Although the 500 companies in the index constitute only about 7% of all the publicly traded companies in the United States, they represent approximately 82% of the total value of the U.S. stock market. (All figures are as of 12/31/04.)

Companies of this size are generally considered large-cap stocks. Their performance is widely followed, and the index itself is popularly seen as a measure of overall U.S. stock market performance.

Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.
--------------------------------------------------------------------------------


INDEX

THE S&P 500 INDEX INCLUDES THE STOCKS OF 500 LEADING U.S. PUBLICLY TRADED COMPANIES FROM A BROAD RANGE OF INDUSTRIES. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in the index in proportion to its total market value.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

2  Schwab S&P 500 Index Fund

                        Long-term investors who want to focus on large-cap U.S. stocks or who are looking for performance that is linked to a popular index may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE-CAP RISK. Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments--bonds or mid- or small-cap stocks, for instance--the fund's performance also will lag those investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

Index ownership--"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Index Fund. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (see back cover).

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share classes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has three share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

      32.47   28.05   20.60   (9.33)  (12.15) (22.28) 28.15   10.53

        97      98      99      00      01      02      03      04

BEST QUARTER: 21.08% Q4 1998
WORST QUARTER: (17.29%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                    Since
                                               1 year   5 years   inception
---------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                 10.53     (2.59)     8.66 1
  After taxes on distributions                 10.27     (2.93)     8.27 1
  After taxes on distributions
    and sale of shares                          7.19     (2.35)     7.43 1

SELECT SHARES(R)
  Before taxes                                 10.70     (2.43)     6.44 2

E.SHARES(R)
  Before taxes                                 10.62     (2.52)     8.76 1

S&P 500(R) INDEX                               10.88     (2.30)     9.07 3

1 Inception: 5/1/96.  2 Inception: 5/19/97.  3 From: 5/1/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR  SELECT
(% of transaction amount)                                      SHARES   SHARES  E.SHARES
----------------------------------------------------------------------------------------
Redemption fee*                                                 0.75     0.75     0.75
Redemption fee**                                                2.00     2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
----------------------------------------------------------------------------------------
Management fees***                                              0.09     0.09     0.09
Distribution (12b-1) fees                                       None     None     None
Other expenses                                                  0.28     0.13     0.13
                                                              -------------------------
Total annual operating expenses                                 0.37     0.22     0.22
Expense reduction                                                --     (0.03)     --
                                                              -------------------------
NET OPERATING EXPENSES****                                      0.37     0.19     0.22
                                                              -------------------------

* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.

** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.

***  Restated to reflect current fees.

**** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, Select Shares and e.Shares to 0.37%, 0.19% and 0.28%, respectively, through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                                     1 year   3 years   5 years   10 years
--------------------------------------------------------------------------
INVESTOR SHARES                       $38      $119      $208       $468
SELECT SHARES                         $19      $ 68      $121       $277
E.SHARES                              $23      $ 71      $124       $280

4  Schwab S&P 500 Index Fund

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
INVESTOR SHARES                                          10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     16.36      13.79      16.45      22.15      21.17
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.23       0.20       0.20       0.17       0.17
  Net realized and unrealized gains or losses               1.23       2.57      (2.68)     (5.70)      1.06
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           1.46       2.77      (2.48)     (5.53)      1.23
Less distributions:
  Dividends from net investment income                     (0.21)     (0.20)     (0.18)     (0.17)     (0.18)
  Distributions from net realized gains                       --         --         --         --      (0.07)
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.21)     (0.20)     (0.18)     (0.17)     (0.25)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           17.61      16.36      13.79      16.45      22.15
                                                         -----------------------------------------------------------------
Total return (%)                                            9.03      20.39     (15.32)    (25.11)      5.81


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.37       0.36       0.35       0.35       0.36 1
  Gross operating expenses                                  0.45       0.46       0.46       0.46       0.52
  Net investment income                                     1.35       1.45       1.21       0.95       0.81
Portfolio turnover rate                                        3          3          8          4          9
Net assets, end of period ($ X 1,000,000)                  3,849      3,510      2,760      3,070      3,617

1 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (proxy fees) had not been included.

FINANCIAL HIGHLIGHTS

                                                         11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
SELECT SHARES(R)                                         10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     16.41      13.83      16.50      22.21      21.23
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.26       0.24       0.22       0.20       0.20
  Net realized and unrealized gains or losses               1.24       2.57      (2.69)     (5.71)      1.06
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           1.50       2.81      (2.47)     (5.51)      1.26
Less distributions:
  Dividends from net investment income                     (0.23)     (0.23)     (0.20)     (0.20)     (0.21)
  Distributions from net realized gains                       --         --         --         --      (0.07)
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.23)     (0.23)     (0.20)     (0.20)     (0.28)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           17.68      16.41      13.83      16.50      22.21
                                                         -----------------------------------------------------------------
Total return (%)                                            9.25      20.62     (15.20)    (24.97)      5.94


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.19       0.19       0.19       0.19       0.20 1
  Gross operating expenses                                  0.30       0.31       0.31       0.31       0.36
  Net investment income                                     1.53       1.63       1.37       1.11       0.98
Portfolio turnover rate                                        3          3          8          4          9
Net assets, end of period ($ X 1,000,000)                  4,119      3,692      3,029      3,563      4,357

1 The ratio of net operating expenses would have been 0.19% if certain non-routine expenses (proxy fees) had not been included.

6  Schwab S&P 500 Index Fund

FINANCIAL HIGHLIGHTS

                                                         11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
E.SHARES(R)                                              10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     16.37      13.79      16.46      22.17      21.21
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.26       0.23       0.23       0.20       0.20
  Net realized and unrealized gains or losses               1.21       2.56      (2.71)     (5.71)      1.04
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           1.47       2.79      (2.48)     (5.51)      1.24
Less distributions:
  Dividends from net investment income                     (0.22)     (0.21)     (0.19)     (0.20)     (0.21)
  Distributions from net realized gains                       --         --         --         --      (0.07)
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.22)     (0.21)     (0.19)     (0.20)     (0.28)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           17.62      16.37      13.79      16.46      22.17
                                                         -----------------------------------------------------------------
Total return (%)                                            9.10      20.55     (15.32)    (25.02)      5.84


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.28       0.28       0.28       0.28       0.29 1
  Gross operating expenses                                  0.30       0.31       0.31       0.31       0.36
  Net investment income                                     1.44       1.54       1.28       1.02       0.88
Portfolio turnover rate                                        3          3          8          4          9
Net assets, end of period ($ X 1,000,000)                    249        246        220        304        441

1 The ratio of net operating expenses would have been 0.28% if certain non-routine expenses (proxy fees) had not been included.

SCHWAB 1000 INDEX(R) FUND
TICKER SYMBOLS  Investor Shares: SNXFX  Select Shares(R): SNXSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO MATCH THE TOTAL RETURN OF THE SCHWAB 1000 INDEX(R).

LARGE- AND MID-CAP STOCKS

Although there are currently more than 7,460 total stocks in the United States, the companies represented by the Schwab 1000 Index make up some 93% of the total value of all U.S. stocks. (Figures are as of 12/31/04.)

These large- and mid-cap stocks cover many industries and represent many sizes. Because large- and mid-cap stocks can perform differently from each other at times, a fund that invests in both categories of stocks may have somewhat different performance than a fund that invests only in large-cap stocks.
--------------------------------------------------------------------------------


INDEX

THE SCHWAB 1000 INDEX INCLUDES THE STOCKS OF THE LARGEST 1,000 PUBLICLY TRADED COMPANIES IN THE UNITED STATES, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of large- and mid-cap U.S. stocks.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

The fund may make use of certain management techniques in seeking to enhance its after-tax performance. For example, it may adjust its weightings of certain stocks, continue to hold a stock that is no longer included in the index or choose to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gains distributions to its shareholders.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

8  Schwab 1000 Index(R) Fund

                        Because it includes many U.S. stocks and industries, this fund could make sense for long-term investors seeking broad diversification in a single investment. Stock investors who want exposure beyond the large-cap segment of the U.S. stock market also may want to consider this fund.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the large- and mid-cap portions of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds, for instance--the fund's performance also will lag these investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

      36.60   21.57   31.92   27.16   21.00   (8.21)  (12.26) (21.19) 28.74   10.82

        95      96      97      98      99      00      01      02      03      04

BEST QUARTER: 21.93% Q4 1998
WORST QUARTER: (16.61%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                Since
                                1 year   5 years   10 years   inception
-----------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                  10.82     (1.96)    11.80       10.89 1
  After taxes on distributions  10.59     (2.25)    11.41       10.39 1
  After taxes on distributions
    and sale of shares           7.33     (1.80)    10.35        9.54 1

SELECT SHARES(R)
  Before taxes                  11.01     (1.83)      N/A        6.94 2
SCHWAB 1000 INDEX(R)            11.32     (1.64)    12.21       11.30 3
S&P 500(R) INDEX                10.88     (2.30)    12.06       11.04 3

1 Inception: 4/2/91.  2 Inception: 5/19/97.  3 From: 4/2/91.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR  SELECT
(% of transaction amount)                                      SHARES   SHARES
------------------------------------------------------------------------------
Redemption fee*                                                 0.75     0.75
Redemption fee**                                                2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
Management fees***                                              0.23     0.23
Distribution (12b-1) fees                                       None     None
Other expenses                                                  0.27     0.12
                                                              ---------------
Total annual operating expenses****                             0.50     0.35
                                                              ---------------

* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.
** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.
***  Restated to reflect current fees.
**** Schwab and the investment adviser have agreed to limit the net operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.51% and 0.36%, respectively, through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                       1 year   3 years   5 years   10 years
------------------------------------------------------------
INVESTOR SHARES         $51      $160      $280       $628
SELECT SHARES           $36      $113      $197       $443

10  Schwab 1000 Index(R) Fund

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
INVESTOR SHARES                                          10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     30.25      25.25      29.57      39.95      37.12
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.37       0.33       0.31       0.26       0.26
  Net realized and unrealized gains or losses               2.26       4.99      (4.36)    (10.40)      2.83
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           2.63       5.32      (4.05)    (10.14)      3.09
Less distributions:
  Dividends from net investment income                     (0.34)     (0.32)     (0.27)     (0.24)     (0.26)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           32.54      30.25      25.25      29.57      39.95
                                                         -----------------------------------------------------------------
Total return (%)                                            8.78      21.34     (13.87)    (25.50)      8.34


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.50       0.49       0.46       0.46       0.47 1
  Gross operating expenses                                  0.50       0.51       0.52       0.51       0.51
  Net investment income                                     1.15       1.27       1.04       0.78       0.63
Portfolio turnover rate                                        5          5          9          8          9
Net assets, end of period ($ X 1,000,000)                  4,258      3,974      3,223      3,852      5,083

                                                         11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
SELECT SHARES(R)                                         10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     30.27      25.26      29.58      39.98      37.16
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.42       0.37       0.35       0.31       0.29
  Net realized and unrealized gains or losses               2.25       4.99      (4.36)    (10.41)      2.84
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           2.67       5.36      (4.01)    (10.10)      3.13
Less distributions:
  Dividends from net investment income                     (0.38)     (0.35)     (0.31)     (0.30)     (0.31)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           32.56      30.27      25.26      29.58      39.98
                                                         -----------------------------------------------------------------
Total return (%)                                            8.90      21.52     (13.77)    (25.40)      8.46


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.35       0.35       0.35       0.35       0.36 2
  Gross operating expenses                                  0.35       0.36       0.37       0.36       0.36
  Net investment income                                     1.30       1.41       1.15       0.89       0.74
Portfolio turnover rate                                        5          5          9          8          9
Net assets, end of period ($ X 1,000,000)                  2,138      1,996      1,588      1,911      2,159

1 The ratio of net operating expenses would have been 0.46% if certain non-routine expenses (proxy fees) had not been included.

2 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (proxy fees) had not been included.

SCHWAB SMALL-CAP INDEX FUND(R)
TICKER SYMBOLS  INVESTOR SHARES: SWSMX  SELECT SHARES(R): SWSSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX THAT MEASURES THE TOTAL RETURN OF SMALL CAPITALIZATION U.S. STOCKS.

SMALL-CAP STOCKS

In measuring the performance of the second-largest 1,000 companies in the U.S. stock market, the index may be said to focus on the "biggest of the small" among America's publicly traded stocks.

Historically, the performance of small-cap stocks has not always paralleled that of large-cap stocks. For this reason, some investors use them to diversify a portfolio that invests in larger stocks.
--------------------------------------------------------------------------------


INDEX

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY TRACKING THE TOTAL RETURN OF THE SCHWAB SMALL-CAP INDEX(R). The index includes the stocks of the second-largest 1,000 publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of small-cap U.S. stocks.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

12  Schwab Small-Cap Index Fund(R)

                        With its small-cap focus, this fund may make sense for long-term investors who are willing to accept greater risk in the pursuit of potentially higher long-term returns.

RISKS

MARKET RISKS. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the small-cap portion of the U.S. stock market, as measured by the index. It follows the market during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag these investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

      27.65   15.49   25.69   (3.57)  24.20    3.73   (0.90)  (22.46) 43.37   16.47

        95      96      97      98      99      00      01      02      03      04

BEST QUARTER: 24.44% Q2 2003
WORST QUARTER: (20.94%) Q3 1998

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                Since
                                1 year   5 years   10 years   inception
-----------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                  16.47     5.88      11.43       10.10 1
  After tax on distributions    16.36     4.81      10.66        9.39 1
  After taxes on distributions
    and sale of shares          10.83     4.47       9.80        8.63 1

SELECT SHARES(R)
  Before taxes                  16.57     6.00        N/A        9.46 2

SCHWAB SMALL-CAP INDEX(R)       16.74     5.98      12.31       11.05 3

RUSSELL 2000 INDEX(R)           18.33     6.60      11.53       10.35 3

1 Inception: 12/3/93.  2 Inception: 5/19/97.  3 From: 12/3/93.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR  SELECT
(% of transaction amount)                                      SHARES   SHARES
------------------------------------------------------------------------------
Redemption fee*                                                 0.75     0.75
Redemption fee**                                                2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
Management fees                                                 0.30     0.30
Distribution (12b-1) fees                                       None     None
Other expenses                                                  0.29     0.14
                                                              ---------------
Total annual operating expenses                                 0.59     0.44
Expense reduction                                                 --    (0.02)
                                                              ---------------
NET OPERATING EXPENSES***                                       0.59     0.42
                                                              ---------------

* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.
** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.
*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.60% and 0.42%, respectively, through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                                     1 year   3 years   5 years   10 years
--------------------------------------------------------------------------
INVESTOR SHARES                       $60      $189      $329       $738
SELECT SHARES                         $43      $139      $244       $553

14  Schwab Small-Cap Index Fund(R)

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
INVESTOR SHARES                                          10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     18.22      13.27      15.98      21.06      17.41
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.13       0.11       0.13       0.07       0.07
  Net realized and unrealized gains or losses               1.68       4.98      (2.17)     (2.76)      3.62
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           1.81       5.09      (2.04)     (2.69)      3.69
Less distributions:
  Dividends from net investment income                     (0.11)     (0.14)     (0.09)     (0.08)     (0.04)
  Distributions from net realized gains                       --         --      (0.58)     (2.31)        --
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.11)     (0.14)     (0.67)     (2.39)     (0.04)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           19.92      18.22      13.27      15.98      21.06
                                                         -----------------------------------------------------------------
Total return (%)                                            9.98      38.72     (13.66)    (13.66)     21.22


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.59       0.56       0.49       0.49       0.50 1
  Gross operating expenses                                  0.59       0.60       0.60       0.61       0.66
  Net investment income                                     0.66       0.74       0.77       0.49       0.44
Portfolio turnover rate                                       39         34         44         49         54
Net assets, end of period ($ X 1,000,000)                    869        886        722        804        803

                                                         11/1/03-   11/1/02-   11/1/01-   11/1/00-   11/1/99-
SELECT SHARES(R)                                         10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     18.25      13.28      16.00      21.09      17.44
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                     0.17       0.14       0.14       0.11       0.11
  Net realized and unrealized gains or losses               1.68       4.99      (2.18)     (2.78)      3.61
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations           1.85       5.13      (2.04)     (2.67)      3.72
Less distributions:
  Dividends from net investment income                     (0.14)     (0.16)     (0.10)     (0.11)     (0.07)
  Distributions from net realized gains                       --         --      (0.58)     (2.31)        --
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.14)     (0.16)     (0.68)     (2.42)     (0.07)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           19.96      18.25      13.28      16.00      21.09
                                                         -----------------------------------------------------------------
Total return (%)                                           10.16      39.02     (13.62)    (13.56)     21.37


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.42       0.41       0.38       0.38       0.39 2
  Gross operating expenses                                  0.44       0.45       0.45       0.46       0.51
  Net investment income                                     0.82       0.89       0.88       0.60       0.55
Portfolio turnover rate                                       39         34         44         49         54
Net assets, end of period ($ X 1,000,000)                    761        759        638        727        757

1 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (proxy fees) had not been included.

2 The ratio of net operating expenses would have been 0.38% if certain non-routine expenses (proxy fees) had not been included.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)
Ticker symbols  Investor Shares: SWTIX  Select Shares(R): SWTSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE ENTIRE U.S. STOCK MARKET, AS MEASURED BY THE DOW JONES WILSHIRE 5000 COMPOSITE INDEX(SM1).

THE U.S. STOCK MARKET

The U.S. stock market is commonly divided into three segments, based on market capitalization.

Mid- and small-cap stocks are the most numerous, but make up only about one-third of the total value of the market. In contrast, large-cap stocks are relatively few in number but make up approximately two-thirds of the market's total value. In fact, the largest 1,000 of the market's listed stocks represent about 86% of its total value. (All figures on this page are as of 12/31/04).

In terms of performance, these segments can behave somewhat differently from each other, over the short-term as well as the long-term. For that reason, the performance of the overall stock market can be seen as a blend of the performance of all three segments.
--------------------------------------------------------------------------------


INDEX

THE FUND'S BENCHMARK INDEX INCLUDES ALL PUBLICLY TRADED STOCKS OF COMPANIES HEADQUARTERED IN THE UNITED STATES FOR WHICH PRICING INFORMATION IS READILY AVAILABLE--currently more than 4,988 stocks. The index weights each stock according to its market capitalization (total market value of all shares outstanding).

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.

Because it would be too expensive to buy all of the stocks included in the index, the investment adviser may attempt to replicate the total return of the U.S. stock market by using statistical sampling techniques. These techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including capitalization, divided yield, price/earnings ratio, and industry factors. The fund generally expects that its portfolio will include the largest 2,500 to 3,000 U.S. stocks (measured by market capitalization), and that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.

The fund may use certain techniques in seeking to enhance its after-tax performance, such as adjusting its weightings of certain stocks or choosing to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gain distributions to its shareholders.

(1) Dow Jones Indexes and Wilshire Associates Incorporated joined together to create a fully integrated index based on the broadest U.S. benchmark. As a result of this alliance, the previous index used by this fund as its benchmark, the Wilshire 5000 Total Market Index, is no longer in existence and has been replaced with its successor, the Dow Jones Wilshire 5000 Composite Index.

16  Schwab Total Stock Market Index Fund(R)

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

                        With its very broad exposure to the U.S. stock market, this fund is designed for long-term investors who want exposure to all three segments of the market: large-, mid-and small-cap.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the U.S. stock market, as measured by the index. It follows this market during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. Because the fund uses statistical sampling techniques in an attempt to replicate the total return of the U.S. stock market, the gap between the performance of the fund and that of the index may increase. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investments in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the fund's performance also will lag those investments.

SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag these investments.

DERIVATIVES RISK. The fund may use derivatives (including futures) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

Index ownership--"Dow Jones," "Wilshire," "The DJW 5000 SM," "The Dow Jones Wilshire 5000 SM" and "The Dow Jones Wilshire 5000 Composite Index SM" are service marks of Dow Jones & Company, Inc. and Wilshire Associates Incorporated and have been licensed for use for certain purposes by Charles Schwab & Co., Inc. The Schwab Total Stock Market Index Fund(R), based on The Dow Jones Wilshire 5000 Composite Index SM, is not sponsored, endorsed, sold or promoted by Dow Jones or Wilshire and neither Dow Jones nor Wilshire makes any representation regarding the advisability of investing in such product.

18  Schwab Total Stock Market Index Fund(R)

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

                                              (10.63) (11.19) (20.53) 30.69   12.34

                                                00      01      02      03      04

BEST QUARTER: 15.94% Q2 2003
WORST QUARTER: (16.56%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                                    Since
                                                               1 year   5 years   inception
-------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                  12.34    (1.52)     1.29 1
  After taxes on distributions                                  12.13    (1.80)     1.01 1
  After taxes on distributions and sale of shares                8.29    (1.43)     0.95 1

SELECT SHARES(R)
  Before taxes                                                  12.48    (1.38)     1.44 1

DOW JONES WILSHIRE 5000 COMPOSITE INDEX                         12.62    (1.42)     1.40 2

1 Inception: 6/1/99.  2 From: 6/1/99.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR  SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES   SHARES
------------------------------------------------------------------------------
Redemption fee*                                                 0.75     0.75
Redemption fee**                                                2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
Management fees                                                 0.26     0.26
Distribution (12b-1) fees                                       None     None
Other expenses                                                  0.30     0.15
                                                              ----------------
Total annual operating expenses                                 0.56     0.41
Expense reduction                                                   --  (0.02)
                                                              ----------------
NET OPERATING EXPENSES***                                       0.56     0.39
                                                              ----------------

* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.

** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.

*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.58% and 0.39%, respectively, through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                             1 year              3 years              5 years              10 years
--------------------------------------------------------------------------------------------------------
INVESTOR SHARES               $57                  $179                 $313                 $701
SELECT SHARES                 $40                  $130                 $228                 $516

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
INVESTOR SHARES                                   10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              17.48       14.35       16.62       22.49       20.87
                                                  ----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.19        0.16        0.16        0.15        0.16
  Net realized and unrealized gains or losses        1.53        3.14       (2.27)      (5.87)       1.56
                                                  ----------------------------------------------------------
  Total income or loss from investment
    operations                                       1.72        3.30       (2.11)      (5.72)       1.72
Less distributions:
  Dividends from net investment income              (0.16)      (0.17)      (0.16)      (0.15)      (0.10)
                                                  ----------------------------------------------------------
Net asset value at end of period                    19.04       17.48       14.35       16.62       22.49
                                                  ----------------------------------------------------------
Total return (%)                                     9.93       23.24      (12.86)     (25.55)       8.23

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.56        0.53        0.40        0.40        0.41 1
  Gross operating expenses                           0.56        0.59        0.62        0.65        0.67
  Net investment income                              1.07        1.18        1.11        0.94        0.76
Portfolio turnover rate                                 2           3           2           2           2
Net assets, end of period ($ X 1,000,000)             592         469         263         224         218

                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
SELECT SHARES(R)                                  10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              17.52       14.37       16.65       22.52       20.89
                                                  ----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.22        0.20        0.19        0.18        1.17
  Net realized and unrealized gains or losses        1.54        3.14       (2.29)      (5.87)       1.56
                                                  ----------------------------------------------------------
  Total income or loss from investment
    operations                                       1.76        3.34       (2.10)      (5.69)       1.73
Less distributions:
  Dividends from net investment income              (0.19)      (0.19)      (0.18)      (0.18)      (0.10)
                                                  ----------------------------------------------------------
Net asset value at end of period                    19.09       17.52       14.37       16.65       22.52
                                                  ----------------------------------------------------------
Total return (%)                                    10.10       23.50      (12.81)     (25.40)       8.30

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net operating expenses                             0.39        0.36        0.27        0.27        0.28 2
  Gross operating expenses                           0.41        0.44        0.47        0.50        0.52
  Net investment income                              1.23        1.35        1.24        1.07        0.89
Portfolio turnover rate                                 2           3           2           2           2
Net assets, end of period ($ X 1,000,000)             548         429         264         257         262

1 The ratio of net operating expenses would have been 0.40% if certain non-routine expenses (proxy fees) had not been included.

2 The ratio of net operating expenses would have been 0.27% if certain non-routine expenses (proxy fees) had not been included.

20  Schwab Total Stock Market Index Fund(R)

SCHWAB INTERNATIONAL INDEX FUND(R)
TICKER SYMBOLS  INVESTOR SHARES: SWINX  SELECT SHARES(R): SWISX

INDEX

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY TRACKING THE TOTAL RETURN OF THE SCHWAB INTERNATIONAL INDEX(R). The index includes stocks of 350 of the largest publicly traded companies from selected countries outside the United States. The selected countries all have developed securities markets and include most Western European countries, as well as Australia, Canada, Hong Kong and Japan--currently 15 countries in all. Within these countries, Schwab identifies 350 of the largest companies according to their free float-adjusted market capitalizations (total market value of all shares available for purchase by international investors) in U.S. dollars. The index does not maintain any particular country weightings, although any given country cannot represent more than 35% of the index.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does, and does not hedge its exposure to foreign currencies beyond using forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.

Like many index funds, the fund also may invest in futures contracts (a contract to buy or sell a specific financial instrument at a specified price at a specific future time) and lend its securities to minimize the gap in perform-ance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX THAT MEASURES THE TOTAL RETURN OF LARGE, PUBLICLY TRADED NON-U.S. COMPANIES FROM COUNTRIES WITH DEVELOPED EQUITY MARKETS OUTSIDE OF THE UNITED STATES.

INTERNATIONAL STOCKS

Over the past several decades, foreign stock markets have grown rapidly. The market value of foreign stocks today represents approximately 56% of the world's total market capitalization. (All figures are as of 12/31/04.)

For some investors, an international index fund represents an opportunity for low-cost access to a variety of world markets in one fund. Others turn to international stocks to diversify a portfolio of U.S. investments, because international stock markets historically have performed somewhat differently from the U.S. market.
--------------------------------------------------------------------------------

                        For long-term investors who are interested in the potential rewards of international investing and who are aware of the additional risks, this fund may be worth considering.

RISKS

MARKET RISK. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT STYLE RISK. Your investment follows the performance of a mix of international large-cap stocks, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of market declines. In addition, because of the fund's expenses, the fund's performance is normally below that of the index.

EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

INTERNATIONAL RISK. International stocks carry additional risks. Changes in currency exchange rates can erode market gains or widen market losses for the fund. International markets--even those that are well established--are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. In addition, during any period when large-cap international stocks underperform other types of stocks or other types of investments--bonds, for instance--the fund's performance also will lag those investments.

DERIVATIVES RISK. The fund may use derivatives (including futures and forward contracts) to enhance returns. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

SECURITIES LENDING RISK. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

22  Schwab International Index Fund(R)

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested. The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]

      14.22    9.12    7.31   15.85   33.62   (17.59) (22.74) (15.63) 36.13   18.21

        95      96      97      98      99      00      01      02      03      04

BEST QUARTER: 19.88% Q4 1999
WORST QUARTER: (19.77%) Q3 2002

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/04

                                                                                     Since
                                                     1 year   5 years   10 years   inception
--------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                       18.21    (2.87)      5.99      5.71 1
  After taxes on distributions                       17.80    (3.23)      5.63        5.36 1
  After taxes on distributions and sale of shares    12.14    (2.57)      5.08        4.84 1

SELECT SHARES(R)
  Before taxes                                       18.35    (2.76)       N/A        3.88 2

SCHWAB INTERNATIONAL INDEX(R)                        19.09    (2.19)      6.60        6.33 3

MSCI-EAFE(R) INDEX                                   20.25    (1.13)      5.61        5.48 3

1 Inception: 9/9/93.  2 Inception: 5/19/97.  3 From: 9/9/93.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

SHAREHOLDER FEES                                              INVESTOR  SELECT
(% OF TRANSACTION AMOUNT)                                      SHARES   SHARES
------------------------------------------------------------------------------
Redemption fee*                                                 1.50     1.50
Redemption fee**                                                2.00     2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------
Management fees                                                 0.40     0.40
Distribution (12b-1) fees                                       None     None
Other expenses                                                  0.33     0.18
                                                               --------------
Total annual operating expenses                                 0.73     0.58
Expense reduction                                              (0.04)   (0.08)
                                                               --------------
NET OPERATING EXPENSES***                                       0.69     0.50
                                                               --------------

* Charged only on shares you sell or exchange 180 days or less after buying them and paid directly to the fund. Applies only to shares purchased on or before 4/29/05.

** Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund. Applies only to shares purchased after 4/29/05.

*** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.69% and 0.50%, respectively, through 2/27/06.

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                             1 year              3 years              5 years              10 years
--------------------------------------------------------------------------------------------------------
INVESTOR SHARES               $70                  $229                 $402                 $903
SELECT SHARES                 $51                  $178                 $316                 $718

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
INVESTOR SHARES                                   10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              12.74       10.47       12.22       17.13       17.93
                                                  ----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.26        0.23        0.21        0.15        0.20
  Net realized and unrealized gains or losses        2.05        2.25       (1.82)      (4.81)      (0.85)
                                                  ----------------------------------------------------------
  Total income or loss from investment
    operations                                       2.31        2.48       (1.61)      (4.66)      (0.65)
Less distributions:
  Dividends from net investment income              (0.23)      (0.21)      (0.14)      (0.25)      (0.15)
                                                  ----------------------------------------------------------
Net asset value at end of period                    14.82       12.74       10.47       12.22       17.13
                                                  ----------------------------------------------------------
Total return (%)                                    18.40       24.24      (13.34)     (27.58)      (3.69)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.69        0.65        0.58        0.58        0.59 1
  Gross operating expenses                           0.73        0.74        0.76        0.75        0.82
  Net investment income                              1.78        2.01        1.70        1.14        1.60
Portfolio turnover rate                                 1           7          13          18          16
Net assets, end of period ($ X 1,000,000)             550         494         443         519         637

                                                  11/1/03-    11/1/02-    11/1/01-    11/1/00-    11/1/99-
SELECT SHARES(R)                                  10/31/04    10/31/03    10/31/02    10/31/01    10/31/00
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              12.75       10.47       12.23       17.14       17.96
                                                  ----------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.28        0.25        0.21        0.16        0.27
  Net realized and unrealized gains or losses        2.05        2.26       (1.82)      (4.80)      (0.91)
                                                  ----------------------------------------------------------
  Total income or loss from investment
    operations                                       2.33        2.51       (1.61)      (4.64)      (0.64)
Less distributions:
  Dividends from net investment income              (0.25)      (0.23)      (0.15)      (0.27)      (0.18)
                                                  ----------------------------------------------------------
Net asset value at end of period                    14.83       12.75       10.47       12.23       17.14
                                                  ----------------------------------------------------------
Total return (%)                                    18.56       24.50      (13.31)     (27.45)      (3.65)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.50        0.49        0.47        0.47        0.48 2
  Gross operating expenses                           0.58        0.59        0.61        0.60        0.67
  Net investment income                              1.97        2.19        1.81        1.25        1.71
Portfolio turnover rate                                 1           7          13          18          16
Net assets, end of period ($ X 1,000,000)             687         629         536         616         700

1 The ratio of net operating expenses would have been 0.58% if certain non-routine expenses (proxy fees) had not been included.

2 The ratio of net operating expenses would have been 0.47% if certain non-routine expenses (proxy fees) had not been included.

24  Schwab International Index Fund(R)

                  FUND MANAGEMENT

The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $138 billion under management.

                  The investment adviser for the Schwab Equity Index Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than six million shareholder accounts. (All figures on this page are as of 10/31/04.)

                  As the investment adviser, the firm oversees the asset management and administration of the Schwab Equity Index Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/04, these fees were 0.15% for the Schwab S&P 500 Index Fund, 0.23% for the Schwab 1000 Index(R) Fund, 0.30% for the Schwab Small-Cap Index Fund(R), 0.26% for the Schwab Total Stock Market Index Fund(R), and 0.36% for the Schwab International Index Fund(R). These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

                  Effective February 28, 2005, for its advisory and administrative services to the Schwab S&P 500 Index Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.15% of the fund's average daily net assets not in excess of $500 million, 0.09% of such net assets greater than $500 million and not in excess of $5 billion, 0.08% of such net assets greater than $5 billion and not in excess of $10 billion and 0.07% of such net assets over $10 billion. Effective February 28, 2005, for its advisory and administrative services to the Schwab 1000 Index Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million, 0.22% of such net assets greater than $500 million and not in excess of $5 billion, 0.20% of such net assets greater than $5 billion and not in excess of $10 billion and 0.18% of such net assets over $10 billion.

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  LARRY MANO, a director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the Schwab Total Stock Market Index Fund(R) and the co-management of each of the remaining funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

                  TOM BROWN, an associate portfolio manager of the investment adviser, is a day-to-day co-manager of each of the funds, except Schwab Total Stock Market Index Fund. He joined Schwab in 1995, became a trader in 1999, and was named to his current position in 2004.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

26  Fund management

                  INVESTING IN THE FUNDS

                  As a Schwab Funds(R) investor, you have a number of ways to do business with us.

                  On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------


BUYING SHARES

Shares of each fund may be purchased through a Schwab account or through broker-dealers, banks, investment professionals or other financial institutions, 401(k) plans or other employee benefit plans (financial intermediaries).

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, and exchange shares of a fund.

If you are investing through a financial intermediary, including Schwab, the intermediary may impose additional or different conditions than a fund on purchases, redemptions or exchanges of fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off time for investment and trading restrictions. For Schwab accounts, the minimum additional investment through an automatic investment plan is $100. Intermediaries may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by a fund. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of financial intermediaries should consult their intermediaries for information regarding these conditions and fees. The funds are not responsible for the failure of financial intermediaries to carry out their responsibilities to their customers.

The investment adviser and Schwab or its affiliates may pay certain financial intermediaries for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by the investment adviser and/or Schwab or its affiliates, not by a fund or its shareholders.

28  Investing in the funds

STEP 1

CHOOSE A FUND AND A SHARE CLASS. Your choice may depend on the amount of your investment. Currently, e.Shares(R) are available only for the S&P 500 Index Fund and are offered to clients of Schwab Institutional, The Charles Schwab Trust Company and certain retirement plans. The funds have two share classes. The Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You must contact Schwab or your financial intermediary to request an interclass exchange of your Investor Shares for Select Shares -- conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the fund reserves the right to redeem your shares. Select Shares may not be available through financial intermediaries other than Charles Schwab & Co., Inc.

                       MINIMUM INITIAL                        MINIMUM
SHARE CLASS            INVESTMENT                             BALANCE
--------------------------------------------------------------------------
INVESTOR SHARES        $2,500 ($1,000 for retirement,         -
                       education and custodial accounts)

SELECT SHARES(R)       $50,000                                $40,000

E.SHARES               $1,000 ($500 for retirement,           -
                       education and custodial accounts)

Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.


STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.


CASH You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described on the following page. Please note that e.Shares(R) are available only through SchwabLink(R). Make checks payable to Charles Schwab & Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------


SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- As indicated in each fund's fee table, each fund charges a redemption fee, which is discussed in more detail under "Redemption fees" under the "Transaction policies" section of this prospectus.

- There is no redemption fee when you exchange between share classes of the same fund.

- Each fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. A shareholder may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET

www.schwab.com

SCHWAB BY PHONE TM 1

Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

SCHWABLINK(R)

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-647-5465.

MAIL

Write to Schwab Funds at:
P.O. Box 3812
Englewood, CO 80155-3812

IN PERSON 1

Visit the nearest Charles Schwab branch office.

You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.


1 Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

30  Investing in the funds

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day, for each share class, as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order no later than the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a financial intermediary, please consult with that intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your financial intermediary. However, some intermediaries may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some financial intermediaries may require that they receive your orders prior to a specified cut-off time.

In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees as discussed in more detail under "Fair value pricing" in this "Transaction policies" section.

Shareholders of the Schwab International Index Fund(R) should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.

THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED IN THE ADJACENT COLUMN.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

Each fund's Board of Trustees has adopted polices and procedures that are designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these

--------------------------------------------------------------------------------
THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason.

- To automatically redeem your shares upon 60 days written notice if the value of your investment in a fund falls below the stated minimum balance requirement.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------
policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

TRADE ACTIVITY MONITORING. Each fund, through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether the activity may constitute market timing that is detrimental to the fund.

If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. Each fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing polices are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other financial intermediaries. Omnibus accounts allow financial intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to a fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

REDEMPTION FEES. The Schwab Equity Index Funds may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The funds impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. The Schwab S&P 500 Index Fund, Schwab 1000 Index(R) Fund, Schwab Small-Cap Index Fund(R) and Schwab Total Stock Market Index Fund(R) each charge a redemption fee of 0.75% on shares sold or exchanged 180 days or less after purchasing them, for shares purchased through 4/29/05. The Schwab International Index Fund(R) charges a redemption fee of 1.50% on shares sold or exchanged 180 days or less after purchasing them, for shares purchased through 4/29/05. After 4/29/05, each of the Schwab Equity Index Funds will charge a redemption fee of 2.00% on shares sold or exchanged 30

32  Investing in the funds
days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. Each fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund retains the redemption fees for the benefit of the remaining shareholders.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

Each fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions initiated to pay asset-based fees charged to customers of certain fee-based or wrap programs; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and help ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

34  Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

SHAREHOLDERS IN THE SCHWAB INTERNATIONAL INDEX FUND(R) MAY HAVE ADDITIONAL TAX CONSIDERATIONS as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund's dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the funds as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The funds expect that a portion of each fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

NOTES

NOTES

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBERS

    Schwab S&P 500 Index Fund                 811-7704
    Schwab 1000 Index(R) Fund                 811-6200
    Schwab Small-Cap Index Fund(R)            811-7704
    Schwab Total Stock Market Index
      Fund(R)                                 811-7704
    Schwab International Index Fund(R)        811-7704

   REG13644FLT-10

SCHWAB EQUITY INDEX FUNDS

PROSPECTUS
February 28, 2005
As Amended September 1, 2005

                                                           [CHARLES SCHWAB LOGO]